As filed with the Securities and Exchange Commission on June 22, 2004

Registration No. 333-100661

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

POST-EFFECTIVE
AMENDMENT NO. 2 TO
FORM F-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

The Royal Bank of Scotland Group plc (Exact Name of Registrant as Specified in Its Charter)	RBS Capital Trust I (Exact Name of Registrant as Specified in Its Charter)	RBS Capital LP I (Exact Name of Registrant as Specified in Its Charter)	RBS Capital Trust II (Exact Name of Registrant as Specified in Its Charter)
Scotland (State or Other Jurisdiction of Incorporation or Organization)	Delaware (State or Other Jurisdiction of Incorporation or Organization)	Delaware (State or Other Jurisdiction of Incorporation or Organization)	Delaware (State or Other Jurisdiction of Incorporation or Organization)
Not Applicable (I.R.S. Employer Identification No.)	Not Applicable (I.R.S. Employer Identification Number)	Not Applicable (I.R.S. Employer Identification No.)	Not Applicable (I.R.S. Employer Identification No.)

42 St Andrew Square Edinburgh EH2 2YE United Kingdom 011-44-131-556-8555	c/o RBSG Capital Corporation Citizens Bank One Citizens Plaza Providence, Rhode Island 02903-1339 (401) 456-7837	c/o RBSG Capital Corporation Citizens Bank One Citizens Plaza Providence, Rhode Island 02903-1339 (401) 456-7837	c/o RBSG Capital Corporation Citizens Bank One Citizens Plaza Providence, Rhode Island 02903-1339 (401) 456-7837

(Address and Telephone Number of Registrants Principal Executive Offices)

CT Corporation System 111 Eight Avenue New York, NY 10011 (212) 894-8940	c/o RBSG Capital Corporation Citizens Bank One Citizens Plaza Providence, Rhode Island 02903-1339 (401) 456-7837	c/o RBSG Capital Corporation Citizens Bank One Citizens Plaza Providence, Rhode Island 02903-1339 (401) 456-7837	c/o RBSG Capital Corporation Citizens Bank One Citizens Plaza Providence, Rhode Island 02903-1339 (401) 456-7837

(Name, Address and Telephone Number of Agent for Service)

RBS Capital LP II (Exact Name of Registrant as Specified in Its Charter)	RBS Capital Trust III (Exact Name of Registrant as Specified in Its Charter)	RBS Capital LP III (Exact Name of Registrant as Specified in Its Charter)	RBS Capital Trust IV (Exact Name of Registrant as Specified in Its Charter)	RBS Capital LP IV (Exact Name of Registrant as Specified in Its Charter)
Delaware (State or Other Jurisdiction of Incorporation or Organization)	Delaware (State or Other Jurisdiction of Incorporation or Organization)	Delaware (State or Other Jurisdiction of Incorporation or Organization)	Delaware (State or Other Jurisdiction of Incorporation or Organization)	Delaware (State or Other Jurisdiction of Incorporation or Organization)
Not Applicable (I.R.S. Employer Identification No.) c/o RBSG Capital Corporation Citizens Bank	Not Applicable (I.R.S. Employer Identification No.) c/o RBSG Capital Corporation Citizens Bank	Not Applicable (I.R.S. Employer Identification No.) c/o RBSG Capital Corporation Citizens Bank	Not Applicable (I.R.S. Employer Identification No.) c/o RBSG Capital Corporation Citizens Bank	Not Applicable (I.R.S. Employer Identification No.) c/o RBSG Capital Corporation Citizens Bank
One Citizens Plaza Providence, Rhode Island 02903-1339 (401) 456-7837	One Citizens Plaza Providence, Rhode Island 02903-1339 (401) 456-7837	One Citizens Plaza Providence, Rhode Island 02903-1339 (401) 456-7837	One Citizens Plaza Providence, Rhode Island 02903-1339 (401) 456-7837	One Citizens Plaza Providence, Rhode Island 02903-1339 (401) 456-7837

(Address and Telephone Number of Registrants Principal Executive Offices)

c/o RBSG Capital Corporation Citizens Bank	c/o RBSG Capital Corporation Citizens Bank	c/o RBSG Capital Corporation Citizens Bank	c/o RBSG Capital Corporation Citizens Bank	c/o RBSG Capital Corporation Citizens Bank
One Citizens Plaza Providence, Rhode Island 02903-1339 (401) 456-7837	One Citizens Plaza Providence, Rhode Island 02903-1339 (401) 456-7837	One Citizens Plaza Providence, Rhode Island 02903-1339 (401) 456-7837	One Citizens Plaza Providence, Rhode Island 02903-1339 (401) 456-7837	One Citizens Plaza Providence, Rhode Island 02903-1339 (401) 456-7837

(Name, Address and Telephone Number of Agent for Service)

Please send copies of all communications to:
Paul E. Kumleben Esq.
DAVIS POLK & WARDWELL
99 Gresham Street
London EC2V 7NG
England

     Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box. ☐

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☒ 333-100661

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. ☐

EXPLANATORY NOTE
Item 9. Exhibits
SIGNATURES
Exhibit 4.3

EXPLANATORY NOTE

     This Post-Effective Amendment No. 2 (the “Amendment”) to the Registration Statement on Form F-3 (File No. 333-100661) of the Registrants named therein (the “Registration Statement”) is being filed pursuant to Rule 462(d) under the Securities Act of 1933, as amended, for the sole purpose of filing the Memorandum and Articles of Association of The Royal Bank of Scotland Group plc as amended as of April 29, 2004 and, accordingly, shall become effective immediately upon filing with the Securities and Exchange Commission (the “Commission”). After giving effect to this Amendment, the Registration Statement consists of the Registration Statement (as filed with the Commission on October 18, 2002 and as supplemented by Amendment No. 1 to the Registration Statement on Form F-3 filed with the Commission on December 19, 2002) at the time it became effective on January 22, 2003 as supplemented by this Amendment.

Item 9. Exhibits

Number		Description
1.1	(1)	Form of Underwriting Agreement for the debt securities and dollar preference shares (filed as an Exhibit to Registration Statement on Form F-3 No. 333-73950).
1.2	(3)	Form of Underwriting Agreement for the trust preferred securities.
4.1	(1)	Form of Subordinated Debt Indenture between the Company and The Bank of New York, as Trustee (filed as an Exhibit to Registration Statement on Form F-3 No. 333-73950).
4.2	(1)	Form of Capital Security Indenture between the Company and The Bank of New York, as Trustee (filed as an Exhibit to Registration Statement on Form F-3 No. 333-73950).
4.3	(4)	Memorandum and Articles of Association of the Company, as amended.
4.4	(1)
Amended and Restated Deposit Agreement among the Company, The Bank of New York and the holders from time to time of American Depositary Receipts issued thereunder, including the Form of the American Depositary Receipt (filed as an Exhibit to Registration Statement on Form F-3 No. 333-73950).

4.5	(2)	Declaration of Trust and Certificate of Trust of RBS Capital Trust I.
4.6	(2)	Declaration of Trust and Certificate of Trust of RBS Capital Trust II.
4.7	(2)	Declaration of Trust and Certificate of Trust of RBS Capital Trust III.
4.8	(2)	Declaration of Trust and Certificate of Trust of RBS Capital Trust IV.
4.9	(3)	Form of Amended and Restated Declaration of Trust, including form of trust preferred security.
4.10	(3)	Amendment No. 1 to the Limited Partnership Agreement and Amended and Restated Certificate of Limited Partnership of RBS Capital LP I.
4.11	(3)	Amendment No. 1 to the Limited Partnership Agreement and Amended and Restated Certificate of Limited Partnership of RBS Capital LP II.
4.12	(3)	Amendment No. 1 to the Limited Partnership Agreement and Amended and Restated Certificate of Limited Partnership of RBS Capital LP III.
4.13	(3)	Amendment No. 1 to the Limited Partnership Agreement and Amended and Restated Certificate of Limited Partnership of RBS Capital LP IV.
4.14	(3)	Form of Amended and Restated Limited Partnership Agreement, including the form of partnership preferred security.
4.15	(3)	Form of Subordinated Guarantee Agreement with respect to the trust preferred securities.
4.16	(3)	Form of Subordinated Guarantee Agreement with respect to the partnership preferred securities.
5.1	(3)	Opinion of Dundas & Wilson C.S., Scottish solicitors to the Company, as to the validity of the dollar preference shares.
5.2	(3)	Opinion of Freshfields Bruckhaus Deringer, English solicitors to the Company, as to certain matters of English law relating to the subordination provisions of the securities and the guarantees.
5.3	(3)	Opinion of Davis Polk & Wardwell, US counsel to the Company, as to the validity of the securities and the guarantees.
5.4	(3)	Opinion of Richards, Layton and Finger, P.A. with respect to RBS Capital Trust I and RBS Capital LP I.
5.5	(3)	Opinion of Richards, Layton and Finger, P.A. with respect to RBS Capital Trust II and RBS Capital LP II.
5.6	(3)	Opinion of Richards, Layton and Finger, P.A. with respect to RBS Capital Trust III and RBS Capital LP III.
5.7	(3)	Opinion of Richards, Layton and Finger, P.A. with respect to RBS Capital Trust IV and RBS Capital LP IV.
23.1	(3)	Consent of Dundas & Wilson C.S. (included in Exhibit 5.1 above).
23.2	(3)	Consent of Freshfields Bruckhaus Deringer (included in Exhibit 5.2 above).
23.3	(3)	Consent of Davis Polk & Wardwell (included in Exhibit 5.3 above).
23.4	(3)	Consent of Richards, Layton and Finger, P.A (included in Exhibits 5.4, 5.5, 5.6 and 5.7 above).
23.5	(3)	Consent of PricewaterhouseCoopers.
23.6	(1)	Consent of Deloitte & Touche.
24	(2)	Powers of Attorney (included on signature page to the registration statement).
25.1	(1)	Statement of eligibility of The Bank of New York, as Indenture Trustee, on Form T-1 (filed as an Exhibit to Registration Statement on Form F-3 No. 333-73950).
25.2	(2)	Statement of eligibility of The Bank of New York, as Property Trustee under the Declaration, on Form T-1.
25.3	(2)	Statement of eligibility of The Bank of New York, as Guarantee Trustee under the Subordinated Guarantee of the Trust Preferred Securities, on Form T-1.
25.4	(2)	Statement of eligibility of The Bank of New York, as Guarantee Trustee under the Subordinated Guarantee of the Partnership Preferred Securities, on Form T-1.

(1)	Incorporated by reference.

(2)	Previously filed as an Exhibit to the Registration Statement on Form F-3 of the Registrants, filed on October 18, 2002 (File No. 333-100661).

(3)	Previously filed as an Exhibit to Amendment No. 1 to the Registration Statement on Form F-3 of the Registrants, filed on December 19, 2002 (File No. 333-100661).

(4)	Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form F-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in Edinburgh, Scotland, on the 22nd day of June 2004.

THE ROYAL BANK OF SCOTLAND GROUP plc
By:	*
Sir George Ross Mathewson
Chairman

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*
Sir George Ross Mathewson	(Chairman)	June 22, 2004

*
Sir Angus McFarlane McLeod Grossart	(Vice-Chairman)	June 22, 2004

*
Sir Iain David Thomas Vallance	(Vice-Chairman)	June 22, 2004

*
Lawrence Kingsbaker Fish	(Director)	June 22, 2004

*
Sir Frederick Anderson Goodwin	(Director and Group Chief Executive and Principal Executive Officer)	June 22, 2004

*
Norman Cardie McLuskie	(Director)	June 22, 2004

*
Gordon Francis Pell	(Director)	June 22, 2004

*
Iain Samuel Robertson	(Director)	June 22, 2004

*
Frederick Inglis Watt	(Director and Group Finance Director)	June 22, 2004

*
Don Emilio Botín-Sanz de Sautuola y García de los Ríos	(Director)	June 22, 2004

Colin Alexander Mason Buchan	(Director)	June 22, 2004

Signature		Title	Date

* James McGill Currie		(Director)	June 22, 2004

* Juan Rodríguez Inciarte		(Director)	June 22, 2004

* Eileen Alison Mackay		(Director)	June 22, 2004

* Sir Stephen Arthur Robson		(Director)	June 22, 2004

* Robert Avisson Scott		(Director)	June 22, 2004

* Peter Denis Sutherland		(Director)	June 22, 2004

* Donald J. Barry, Jr.		(Authorized US Representative)	June 22, 2004

*By	/s/ Alan W. McKean Alan Wallace McKean		June 22, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form F-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in Providence, Rhode Island, USA, on the 22nd day of June 2004.

RBS CAPITAL LP I
By:	RBSG CAPITAL CORPORATION,
as General Partner

By:	*
	Name:	David Anderson
	Title:	Vice President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

	David Anderson*	Director	June 22, 2004

	James Fitzgerald*	Director	June 22, 2004

*By	/s/ Alan W. McKean Alan Wallace McKean		June 22, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form F-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in Providence, Rhode Island, USA, on the 22nd day of June 2004.

RBS CAPITAL LP II
By:	RBSG CAPITAL CORPORATION,
as General Partner

By:	*
	Name:	David Anderson
	Title:	Vice President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

	David Anderson*	Director	June 22, 2004

	James Fitzgerald*	Director	June 22, 2004

*By	/s/ Alan W. McKean Alan Wallace McKean		June 22, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form F-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in Providence, Rhode Island, USA, on the 22nd day of June 2004.

RBS CAPITAL LP III
By:	RBSG CAPITAL CORPORATION,
as General Partner

By:	*
	Name:	David Anderson
	Title:	Vice President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

	David Anderson*	Director	June 22, 2004

	James Fitzgerald*	Director	June 22, 2004

*By	/s/ Alan W. McKean Alan Wallace McKean		June 22, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form F-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in Providence, Rhode Island, USA, on the 22nd day of June 2004.

RBS CAPITAL LP IV
By:	RBSG CAPITAL CORPORATION,
as General Partner

By:	*
	Name:	David Anderson
	Title:	Vice President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

	David Anderson*	Director	June 22, 2004

	James Fitzgerald*	Director	June 22, 2004

*By	/s/ Alan W. McKean Alan Wallace McKean		June 22, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form F-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in Providence, Rhode Island, USA, on the 22nd day of June 2004.

RBS CAPITAL TRUST I
By:	RBSG CAPITAL CORPORATION,
as Sponsor

By:	*
	Name:	David Anderson
	Title:	Vice President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

	David Anderson*	Director	June 22, 2004

	James Fitzgerald*	Director	June 22, 2004

*By	/s/ Alan W. McKean Alan Wallace McKean		June 22, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form F-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in Providence, Rhode Island, USA, on the 22nd day of June 2004.

RBS CAPITAL TRUST II
By:	RBSG CAPITAL CORPORATION,
as Sponsor

By:	*
	Name:	David Anderson
	Title:	Vice President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

	David Anderson*	Director	June 22, 2004

	James Fitzgerald*	Director	June 22, 2004

*By	/s/ Alan W. McKean Alan Wallace McKean		June 22, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form F-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in Providence, Rhode Island, USA, on the 22nd day of June 2004.

RBS CAPITAL TRUST III
By:	RBSG CAPITAL CORPORATION,
as Sponsor

By:	*
	Name:	David Anderson
	Title:	Vice President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

	David Anderson*	Director	June 22, 2004

	James Fitzgerald*	Director	June 22, 2004

*By	/s/ Alan W. McKean Alan Wallace McKean		June 22, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form F-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in Providence, Rhode Island, USA, on the 22nd day of June 2004.

RBS CAPITAL TRUST IV
By:	RBSG CAPITAL CORPORATION,
as Sponsor

By:	*
	Name:	David Anderson
	Title:	Vice President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

	David Anderson*	Director	June 22, 2004

	James Fitzgerald*	Director	June 22, 2004

*By	/s/ Alan W. McKean Alan Wallace McKean		June 22, 2004